Filed Pursuant To Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra IronBridge Small Cap Fund

SUPPLEMENT TO PROSPECTUS

dated October 31, 2008

Effective January 12, 2009, Frontegra IronBridge Small Cap Fund will re-open to new investors.

Accordingly, effective January 12, 2009, the first full paragraph on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

The IronBridge Small Cap Fund may periodically suspend or limit the offering of its shares, subject to prior notice to investors.  When closed, the IronBridge Small Cap Fund will not allow new investors to purchase shares of the Fund and may impose different standards for additional investments.

This supplement should be retained with your Prospectus for future reference.
The date of this Supplement to the Prospectus is January 5, 2009.